UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 9, 2010

World Financial Network Credit Card Master Note Trust

(Issuing Entity)

World Financial Network Credit Card Master Trust

(Issuer of Collateral Certificate)

WFN Credit Company, LLC

(Depositor/Registrant)

World Financial Network National Bank

(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and

Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-60418 333-113669 333-133170, 333-133170-01 333-166240, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

220 West Schrock Road, Westerville, Ohio 43081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 9, 2010, WFN Credit Company, LLC (the “Transferor”), The Bank of New York Mellon Trust Company, N.A. (“BNY”) and World Financial Network National Bank, a national banking association located in Wilmington, Delaware (the “Bank”) entered into the Supplemental Agreement to Second Amended and Restated Pooling and Servicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Bank assumes the covenants and obligations of World Financial Network National Bank, national banking association located in Columbus, Ohio (the “Ohio Bank”), as servicer under the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, among the Bank (as successor to the Ohio Bank), the Transferor and BNY.

On August 9, 2010, the Bank and the Transferor entered into the Supplemental Agreement to Receivables Purchase Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Bank assumes the covenants and obligations of the Ohio Bank, as RPA seller under the Receivables Purchase Agreement, dated as of August 1, 2001, between the Bank (as successor to the Ohio Bank) and the Transferor.

On August 9, 2010, the Bank, the Transferor and World Financial Network Credit Card Master Note Trust (the “Trust”) entered into the Supplemental Agreement to Transfer and Servicing Agreement, a copy which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Bank assumes the covenants and obligations of the Ohio Bank, as servicer under the Transfer and Servicing Agreement, dated as of August 1, 2001, among the Bank (as successor to the Ohio Bank), the Transferor and the Trust.

Item 6.02	Change of Servicer or Trustee.

World Financial Network National Bank (the “Bank”) is the servicer for World Financial Network Credit Card Master Trust and World Financial Network Credit Card Master Note Trust. On August 9, 2010, the Bank was relocated from Columbus, Ohio to Wilmington, Delaware through a merger with and into WFNNB Interim National Bank, an interim banking association located in Wilmington, Delaware, with the resulting entity being World Financial Network National Bank, a national banking association, located in Wilmington, Delaware. The disclosure required with respect to the Bank as Servicer pursuant to Items 1108(b)-(d) of Regulation AB is set forth in the prospectus dated June 28, 2010, as supplemented by the prospectus supplement dated July 2, 2010, and is incorporated herein. Such information applies to the Bank both before and after the relocation transaction. The new principal executive office of the Bank is located at One Righter Parkway, Suite 100, Wilmington, Delaware 19803.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Supplemental Agreement to Second Amended and Restated Pooling and Servicing Agreement, dated as of August 9, 2010

Exhibit 4.2	Supplemental Agreement to Receivables Purchase Agreement, dated as of August 9, 2010

Exhibit 4.3	Supplemental Agreement to Transfer and Servicing Agreement, dated as of August 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:	/S/ DANIEL T. GROOMES
Name:	Daniel T. Groomes
Title:	President

Dated: August 12, 2010